OTHER PAYABLES AND ACCRUALS (Tables)	12 Months Ended
Dec. 31, 2013
OTHER PAYABLES AND ACCRUALS
Schedule of other payables and accruals

	2012	2013
	RMB	RMB
Professional service fees	1,920	3,792
Office expenses	6,632	6,567
Receipts from customers	84,248	191,829
Revenue from newspaper sales collected on behalf of newspaper contractors	178	—
Payables to employees related to net proceeds from share options exercised	9,466	9,416
Others	1,121	1,374

Total	103,565	212,978